ABSOLUTE STRATEGIES FUND (THE “FUND”)

SUPPLEMENT DATED APRIL 1, 2010 TO THE PROSPECTUS DATED AUGUST 1, 2009

The following information is to be read in conjunction with the section “Buying Shares” (page 27) of the Prospectus:

Effective April 15, 2010 (the "Closing Date"), the Fund will close to new investments, except as provided below.

After the Closing Date, existing shareholders of the Fund will be permitted to add to their accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions. In addition, Trustees and officers of the Trust and employees and managers of Absolute Investment Advisers LLC and its affiliates, or the spouse, sibling, direct ancestor, or direct descendent of any such person, may establish new accounts and continue to add to existing accounts in the Fund.

Trust officers may permit the establishment of new accounts or permit additional sales to existing accounts under circumstances not identified above if Absolute Investment Advisers LLC, as investment manager of the Fund, deems it to be in the best interest of the Fund and its shareholders.  The Board of Trustees reserves the right to re-open the Fund to new investors at any time or to modify the extent to which future sales of shares are limited.

For more information, please contact Atlantic Fund Administration, LLC, the Fund’s transfer agent, toll free at (888) 99-ABSOLUTE or (888-992-2765).

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PLEASE RETAIN FOR FUTURE REFERENCE.